POWER OF ATTORNEY
                             Dated February 1, 1996

         We, the undersigned Trustees of Pioneer Mid-Cap Fund, a Delaware business trust, do hereby severally constitute and appoint John F. Cogan, Jr., David D. Tripple, and Joseph P. Barri, and each of them acting singly, to be our true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for each of us, in the name of each of us and in the capacity as trustee, any and all amendments to the Registration Statement on Form N-1A to be filed by Pioneer Mid-Cap Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in the name of each of us and on behalf of each of us in the capacity as trustee to enable Pioneer Mid-Cap Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming the signature of each of us as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

         IN WITNESS WHEREOF, we have hereunder set our hands on this Instrument as of the date first written above.




/s/ John W. Kendrick                   /s/ Marguerite A. Piret
John W. Kendrick, Trustee              Marguerite A. Piret, Trustee




/s/ Richard H. Edgahl, M.D.            /s/ Stephen K. West
Richard H. Egdahl, M.D.,               Stephen K. West, Trustee
Trustee



/s/ Margaret B.W. Graham               /s/ John Winthrop
Margaret B.W. Graham, Trustee          John Winthrop, Trustee



/s/John F. Cogan, Jr.                  /s/David D. Tripple
John F. Cogan, Jr., Chairman           David D. Tripple, Trustee
of the Board, President and            and Executive Vice President
Principal Executive Officer



/s/ William H. Keough
William H. Keough, Chief
Financial Officer, Treasurer
(Principal Financial and
Accounting Officer)